ARTICLES SUPPLEMENTARY TO
                            ARTICLES OF INCORPORATION
                                       OF
                              ACCESSOR FUNDS, INC.

         Pursuant to Section 2-105(c), 2-208.1, 2-605(a)(4) and 2-607 of the
Maryland General Corporation Law, as amended ("Code"), Accessor Funds, Inc. (the "Corporation"), a Maryland corporation organized on June 10, 1991, adopts the following Articles Supplementary to the Corporation's Amended and Restated Articles of Incorporation (the "Articles of Incorporation").

         FIRST: Immediately prior to this supplement, the total number of shares of stock that the Corporation had authority to issue was fifteen billion (15,000,000,000) shares, with a par value of one tenth of one cent ($.001) per share, for an aggregate par value of Fifteen Million Dollars ($15,000,000.00). Pursuant to powers granted to the Board of Directors in Article IV of the Articles of Incorporation, the Board of Directors had established and classified fifteen (15) classes of shares of capital stock (each, referred to as a "Series"), comprising Fifteen Billion (15,000,000,000) shares in the aggregate, and further designated sub-classes of stock (each a "Class" and together the "Classes") within each series known as the following with the corresponding number of authorized shares:


Series                                                                    Shares Authorized
------                                                                    -----------------

Accessor Growth Fund/Advisor Class Shares                                     250,000,000
Accessor Growth Fund/Investor Class Shares                                     50,000,000
Accessor Growth Fund/A Class Shares                                           250,000,000
Accessor Growth Fund/C Class Shares                                           150,000,000
Accessor Value Fund/Advisor Class Shares                                      250,000,000
Accessor Value Fund/Investor Class Shares                                      50,000,000
Accessor Value Fund/A Class Shares                                            250,000,000
Accessor Value Fund/C Class Shares                                            150,000,000
Accessor Small to Mid Cap Fund/Advisor Class Shares                           250,000,000
Accessor Small to Mid Cap Fund/Investor Class Shares                           50,000,000
Accessor Small to Mid Cap Fund/A Class Shares                                 250,000,000
Accessor Small to Mid Cap Fund/C Class Shares                                 150,000,000
Accessor International Equity Fund/Advisor Class Shares                       250,000,000
Accessor International Equity Fund/Investor Class Shares                       50,000,000
Accessor International Equity Fund/A Class Shares                             250,000,000
Accessor International Equity Fund/C Class Shares                             150,000,000
Accessor High Yield Bond Fund/Advisor Class Shares                            250,000,000
Accessor High Yield Bond Fund/Investor Class Shares                            50,000,000
Accessor High Yield Bond Fund/A Class Shares                                  250,000,000
Accessor High Yield Bond Fund/C Class Shares                                  150,000,000
Accessor Intermediate Fixed-Income Fund/Advisor Class Shares                  250,000,000
Accessor Intermediate Fixed-Income Fund/Investor Class Shares                  50,000,000
Accessor Intermediate Fixed-Income Fund/A Class Shares                        250,000,000
Accessor Intermediate Fixed-Income Fund/C Class Shares                        150,000,000
Accessor Short-Intermediate Fixed-Income Fund/Advisor Class Shares            250,000,000
Accessor Short-Intermediate Fixed-Income Fund/Investor Class Shares            50,000,000
Accessor Short-Intermediate Fixed-Income Fund/A Class Shares                  250,000,000
Accessor Short-Intermediate Fixed-Income Fund/C Class Shares                  150,000,000
Accessor Mortgage Securities Fund/Advisor Class Shares                        250,000,000
Accessor Mortgage Securities Fund/Investor Class Shares                        50,000,000
Accessor Mortgage Securities Fund/A Class Shares                              250,000,000
Accessor Mortgage Securities Fund/C Class Shares                              150,000,000
Accessor U.S. Government Money Fund/Advisor Class Shares                    4,100,000,000
Accessor U.S. Government Money Fund/Investor Class Shares                     500,000,000
Accessor U.S. Government Money Fund/Institutional Class Shares                500,000,000
Accessor U.S. Government Money Fund/A Class Shares                            500,000,000
Accessor U.S. Government Money Fund/C Class Shares                            500,000,000
Accessor Income Allocation Fund/Advisor Class Shares                          200,000,000
Accessor Income Allocation Fund/Investor Class Shares                          50,000,000
Accessor Income Allocation Fund/A Class Shares                                150,000,000
Accessor Income Allocation Fund/C Class Shares                                150,000,000
Accessor Income and Growth Allocation Fund/Advisor Class Shares               200,000,000
Accessor Income and Growth Allocation Fund/Investor Class Shares               50,000,000
Accessor Income and Growth Allocation Fund/A Class Shares                     150,000,000
Accessor Income and Growth Allocation Fund/C Class Shares                     150,000,000
Accessor Balanced Allocation Fund/Advisor Class Shares                        200,000,000
Accessor Balanced Allocation Fund/ Investor Class Shares                       50,000,000
Accessor Balanced Allocation Fund/A Class Shares                              150,000,000
Accessor Balanced Allocation Fund/C Class Shares                              150,000,000
Accessor Growth and Income Allocation Fund/Advisor Class Shares               200,000,000
Accessor Growth and Income Allocation Fund/ Investor Class Shares              50,000,000
Accessor Growth and Income Allocation Fund/A Class Shares                     150,000,000
Accessor Growth and Income Allocation Fund/C Class Shares                     150,000,000
Accessor Growth Allocation Fund/Advisor Class Shares                          200,000,000
Accessor Growth Allocation Fund/Investor Class Shares                          50,000,000
Accessor Growth Allocation Fund/A Class Shares                                150,000,000
Accessor Growth Allocation Fund/C Class Shares                                150,000,000
Accessor Aggressive Growth Allocation Fund/Advisor Class Shares               200,000,000
Accessor Aggressive Growth Allocation Fund/Investor Class Shares               50,000,000
Accessor Aggressive Growth Allocation Fund/A Class Shares                     150,000,000
Accessor Aggressive Growth Allocation Fund/C Class Shares                     150,000,000
                                                                              ===========
                                                        Total              15,000,000,000

         SECOND: At a meeting of the Board of Directors (the "Board") of the Corporation held on February 12, 2004, the Board voted to supplement the Articles of Incorporation of the Corporation and approved increasing or decreasing the number of shares allocated to each Series, and each Class within each Series, and authorizing the creation of adding a new Series of Accessor Funds called the Limited Duration U.S. Government Fund.

         THIRD: The total number of shares of capital stock that the Corporation has authority to issue remains fifteen billion (15,000,000,000) and remains unchanged and the par value of the shares of capital stock of the Corporation remains one tenth of one cent ($0.001) per share. Before the designation and reclassification described herein, the aggregate par value of all of the authorized shares was fifteen million dollars ($15,000,000) and so remains.


         FOURTH: Pursuant to powers granted to the Board of Directors in Article IV of the Articles of Incorporation, the Board of Directors has allocated the shares of each Series to each Class, if applicable, as follows:

Series                                                                         Shares Authorized
------                                                                         -----------------
Accessor Growth Fund/Advisor Class Shares                                            250,000,000
Accessor Growth Fund/Investor Class Shares                                            50,000,000
Accessor Growth Fund/A Class Shares                                                  240,000,000
Accessor Growth Fund/C Class Shares                                                  150,000,000
Accessor Value Fund/Advisor Class Shares                                             250,000,000
Accessor Value Fund/Investor Class Shares                                             50,000,000
Accessor Value Fund/A Class Shares                                                   240,000,000
Accessor Value Fund/C Class Shares                                                   150,000,000
Accessor Small to Mid Cap Fund/Advisor Class Shares                                  250,000,000
Accessor Small to Mid Cap Fund/Investor Class Shares                                  50,000,000
Accessor Small to Mid Cap Fund/A Class Shares                                        240,000,000
Accessor Small to Mid Cap Fund/C Class Shares                                        150,000,000
Accessor International Equity Fund/Advisor Class Shares                              250,000,000
Accessor International Equity Fund/Investor Class Shares                              50,000,000
Accessor International Equity Fund/A Class Shares                                    240,000,000
Accessor International Equity Fund/C Class Shares                                    150,000,000
Accessor High Yield Bond Fund/Advisor Class Shares                                   250,000,000
Accessor High Yield Bond Fund/Investor Class Shares                                   50,000,000
Accessor High Yield Bond Fund/A Class Shares                                         240,000,000
Accessor High Yield Bond Fund/C Class Shares                                         150,000,000
Accessor Intermediate Fixed-Income Fund/Advisor Class Shares                         250,000,000
Accessor Intermediate Fixed-Income Fund/Investor Class Shares                         50,000,000
Accessor Intermediate Fixed-Income Fund/A Class Shares                               240,000,000
Accessor Intermediate Fixed-Income Fund/C Class Shares                               150,000,000
Accessor Short-Intermediate Fixed-Income Fund/Advisor Class Shares                   250,000,000
Accessor Short-Intermediate Fixed-Income Fund/Investor Class Shares                   50,000,000
Accessor Short-Intermediate Fixed-Income Fund/A Class Shares                         240,000,000
Accessor Short-Intermediate Fixed-Income Fund/C Class Shares                         150,000,000
Accessor Mortgage Securities Fund/Advisor Class Shares                               250,000,000
Accessor Mortgage Securities Fund/Investor Class Shares                               50,000,000
Accessor Mortgage Securities Fund/A Class Shares                                     240,000,000
Accessor Mortgage Securities Fund/C Class Shares                                     150,000,000
Accessor U.S. Government Money Fund/Advisor Class Shares                           4,100,000,000
Accessor U.S. Government Money Fund/Investor Class Shares                            500,000,000
Accessor U.S. Government Money Fund/Institutional Class Shares                       500,000,000
Accessor U.S. Government Money Fund/A Class Shares                                   500,000,000
Accessor U.S. Government Money Fund/C Class Shares                                   500,000,000
Accessor Income Allocation Fund/Advisor Class Shares                                 200,000,000
Accessor Income Allocation Fund/Investor Class Shares                                 50,000,000
Accessor Income Allocation Fund/A Class Shares                                       150,000,000
Accessor Income Allocation Fund/C Class Shares                                       150,000,000
Accessor Income and Growth Allocation Fund/Advisor Class Shares                      200,000,000
Accessor Income and Growth Allocation Fund/Investor Class Shares                      50,000,000
Accessor Income and Growth Allocation Fund/A Class Shares                            150,000,000
Accessor Income and Growth Allocation Fund/C Class Shares                            150,000,000
Accessor Balanced Allocation Fund/Advisor Class Shares                               200,000,000
Accessor Balanced Allocation Fund/ Investor Class Shares                              50,000,000
Accessor Balanced Allocation Fund/A Class Shares                                     150,000,000
Accessor Balanced Allocation Fund/C Class Shares                                     150,000,000
Accessor Growth and Income Allocation Fund/Advisor Class Shares                      200,000,000
Accessor Growth and Income Allocation Fund/ Investor Class Shares                     50,000,000
Accessor Growth and Income Allocation Fund/A Class Shares                            150,000,000
Accessor Growth and Income Allocation Fund/C Class Shares                            150,000,000
Accessor Growth Allocation Fund/Advisor Class Shares                                 200,000,000
Accessor Growth Allocation Fund/Investor Class Shares                                 50,000,000
Accessor Growth Allocation Fund/A Class Shares                                       150,000,000
Accessor Growth Allocation Fund/C Class Shares                                       150,000,000
Accessor Aggressive Growth Allocation Fund/Advisor Class Shares                      200,000,000
Accessor Aggressive Growth Allocation Fund/Investor Class Shares                      50,000,000
Accessor Aggressive Growth Allocation Fund/A Class Shares                            150,000,000
Accessor Aggressive Growth Allocation Fund/C Class Shares                            150,000,000
Accessor Limited Duration U.S. Government Fund                                        80,000,000
                                                                          =======================
                                    Total                                         15,000,000,000


         FIFTH: In any Series in which classes have been designated, each Class of each Series (as applicable) shall represent investment in the same Series (that is, the same pool of assets) and shall have the same preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption, except as provided in the Corporation's Articles of Incorporation and as set forth below:

(1) The net asset values of each Class of shares shall be calculated separately. In calculating the net asset values,

         (a) Each Class shall be charged with the Rule 12b-1 fees (or equivalent fees by any other name) attributable to that class, and not with the Rule 12b-1 (or equivalent fees by any other name) attributable to any other class);

         (b) Each Class shall be charged separately with such other expenses as may be permitted by the Securities and Exchange Commission rule or order and as the board of directors shall deem appropriate;

         (c) All other fees and expenses shall be charged to Classes, in the same proportion as the net asset value of the Series, except as the Securities and Exchange Commission may otherwise require;

(2) Dividends and other distributions shall be paid on Class shares at the same time. The amounts of all dividends and other distributions shall be calculated separately for each Class shares. In calculating the amount of any dividend or other distribution,

         (a) Each Class shall be charged with the Rule 12b-1 fees (or equivalent fees by any other name) attributable to that class, and not with the Rule 12b-1 (or equivalent fees by any other name) attributable to any other class;

         (b) Each Class shall be charged separately with such other expenses as may be permitted by the Securities and Exchange Commission rule or order and as the Board of Directors shall deem appropriate;

         (c) All other fees and expenses shall be charged to Classes, in the same proportion as the net asset value of the Series, except as the Securities and Exchange Commission may otherwise require;

(3) Each Class shall vote separately on matters pertaining only to that Class, as the Directors shall from time to time determine. On all other matters, all Classes shall vote together, and every share, regardless of Class, shall have an equal vote with every other share.

         SIXTH: The Corporation is registered with the Securities and Exchange Commission as an open-end investment company under the Investment Company Act of 1940.

         SEVENTH: The reclassification described herein was effected by the Board of Directors of the Corporation pursuant to a power contained in Article IV, Section 2 of the Corporation's Articles of Incorporation.

         IN WITNESS WHEREOF, the undersigned President of Accessor Funds, Inc. hereby executes these Articles Supplementary on behalf of the Corporation, and hereby acknowledges these Articles Supplementary to be the act of the Corporation and further states under the penalties for perjury that, to the best of his knowledge, information and belief, the matters and facts set forth herein are true in all material respects.


                                        ACCESSOR FUNDS, INC.
                                        By: /s/J. Anthony Whatley III
                                           ----------------------------------
                                                 J. Anthony Whatley III
                                                 President
                                        Date:    March 9, 2004


     Witness:

     /s/Christine J. Stansbery
     -----------------------------------
     Christine J. Stansbery
     Secretary
     Date:    March 9, 2004